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                                                                    EXHIBIT 10.1


                                AUTONATION, INC.
                             1991 STOCK OPTION PLAN

                       (Effective as of October 29, 1991)
                 (As Amended and Restated as of April 17, 2000)

                  1. PURPOSE. The purpose of this 1991 Stock Option Plan (hereinafter referred to as the "Plan") is to further the success of AutoNation, Inc., a Delaware corporation (the "Company"), by replacing, as of the Effective Date, the Republic Waste Industries, Inc. 1990 Stock Option and Stock Purchase Plan (the "Prior Plan) and by making available Common Stock of the Company for purchase by Participants (as defined below), and thus to provide an additional incentive to such Participants to continue in the service of the Company or its affiliates and to give them a greater interest as shareholders in the success of the Company. Accordingly, the Committee is hereby authorized to designate those Participants who are to receive Options under this Plan, and upon the due execution of the Option Agreement, to grant options to such Participants.

                  2. DEFINITIONS. As used in this Plan, the terms set forth below shall have the following meanings:

                  "BOARD" means the board of directors of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMITTEE" shall have the meaning ascribed thereto in Paragraph 3 hereof.

                  "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

                  "COMPANY" shall have the meaning ascribed thereto in Paragraph 1 hereof.

                  "DATE OF GRANT" means the date on which an Option is granted hereunder.

                  "EFFECTIVE DATE" shall have the meaning ascribed thereto in Paragraph 12 hereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "OPTION" means an Option granted pursuant to this Plan.




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                  "OPTION AGREEMENT" means a written agreement between the
Company and a Participant pursuant to which an Option or Options are granted to a Participant under this Plan.

                  "OPTION PRICE" means the price per share of Common Stock, determined under Paragraph 7(a) hereof, for which an Option may be exercised.

                  "OPTIONEE" shall mean the person who is entitled to exercise an Option.

                  "PARENT" means a parent corporation of the Company as defined in
Section 424(c) of the Code.

                  "PARTICIPANTS" means the employees and officers of the Company or of any of its Subsidiaries or Parent and the directors serving on the Board.

                  "PLAN" shall have the meaning ascribed thereto in Paragraph 1 hereof.

                  "PRIOR PLAN" shall have the meaning ascribed thereto in Paragraph 1 hereof.

                  "SUBSIDIARY" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                  3. ADMINISTRATION OF PLAN. The Board of Directors of the Company shall appoint a committee (the "Committee") composed of not less than two persons to administer the Plan. Only directors who qualify as "outside directors" under Rule 16b-3 promulgated under the Exchange Act shall be eligible to serve as members of the Committee. The Committee shall report all action taken by it to the Board, which shall review and, if thought appropriate, ratify or approve those actions that are by law required to be so reviewed and ratified or approved by the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom, and the time or times at which, Options shall be granted and the number of shares and exercise price in respect of each Option; to construe and interpret the Plan and any agreements made pursuant to the Plan; to determine the terms and provisions (which need not be identical or consistent with respect to each Participant) of the respective Option Agreements and agreements ancillary thereto, including, without limitation, terms covering the payment of the Option Price; and to make all other determinations and take all other actions the Committee may think necessary or advisable for the proper administration of this Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

                  4. OPTIONS AUTHORIZED. The Committee shall have the full power and authority, in its sole discretion, to grant to an Optionee, in exchange for the surrender and cancellation of an Option, a new Option having a purchase




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price lower than that provided in the Option so surrendered and cancelled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of this Plan.

                  5. COMMON STOCK SUBJECT TO OPTIONS. The aggregate number of shares of Common Stock that may be issued upon the exercise of Options under the Plan and stock options under the Prior Plan shall not exceed 5,000,000 shares, subject to adjustment under the provisions of Paragraph 8; provided, however that (a) the number of shares of Common Stock that may be issued upon the exercise of Options on or after the Effective Date shall be the difference between 5,000,000 and the total number of shares either issued, or subject to issue upon the exercise of stock options granted, pursuant to the Prior Plan as of the Effective Date; (b) the aggregate number of shares of Common Stock which may be reserved for issuance under the Plan shall not exceed ten percent (10%) of the number of shares of Common Stock issued and outstanding (on a non-diluted basis) on such particular date; provided that no decrease in the number of shares of Common Stock of the Company shall cause the number of shares of Common Stock reserved for issuance the Plan to be less than that number required to be issued upon the exercise of all outstanding and unexercised options issued prior to such date; and (c) the number of shares of Common Stock reserved for issuance at any one time to any one person shall not exceed five percent (5%) of the Common Stock issued and outstanding (on a non-diluted basis). The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares or shares issued and reacquired by the Company. In the event and to the extent any Option shall, for any reason, terminate expire or be surrendered without having been exercised in full, the shares subject to such Options shall again be available for Options to be granted under the Plan or be used by the Company for any other purpose.

                  6. PARTICIPANTS. Except as herein otherwise provided, Options may be granted under the Plan to any Participant. In determining the Participants to whom Options shall be granted and the number of shares to be covered by such Option, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Company's success, and such other factors as the Committee in its discretion shall deem relevant. A Participant who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan, in the Committee's discretion.

                  7. TERMS AND CONDITIONS OF OPTIONS. The grant of an Option under the Plan shall be evidenced by an Option Agreement executed by the Company and the applicable Participant and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

                           (a) OPTION PRICE. The Option Price per share with
respect to each Option shall be determined by the Committee, but shall in no instance be less than the greater of (i) the par value of the shares subject to the Option and (ii) the fair market value of the shares subject to the Option as of the Date of Grant. The Committee may permit the Option Price to be payable in Common Stock owned by the holder of an Option. For purposes of this Paragraph




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7(a), fair market value shall be, where applicable, the closing price of the
Common Stock on the most recent trading date immediately preceding the Date of Grant as reported on the New York Stock Exchange composite tape or, if the Common Stock is not traded on such exchange, as quoted on NASDAQ, or if the Common Stock is not traded on such exchange or quoted on NASDAQ, then as reported on any other securities exchange on which the Common Stock may be traded.

                           (b) PERIOD OF OPTION. The expiration date of each
Option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than 9 years from the Date of Grant.

                           (c) VESTING OF SHAREHOLDER RIGHTS. Neither an
Optionee nor his successor in interest shall have any of the rights of a shareholder of the Company solely by virtue of the ownership of such Option until the Option is exercised and the certificates relating to the shares for which the Option is exercised are properly delivered to such Optionee or successor.

                           (d) EXERCISE OF OPTION. Each Option shall be
exercisable from time to time over such period and upon such terms and conditions as the Committee shall determine, but not at any time as to less than 25 shares unless the remaining shares that have become so purchasable are less than 25 shares.

                           (e) NONTRANSFERABILITY OF OPTION. Options shall be
transferable only (i) by will or the laws of descent and distribution or (ii) as otherwise expressly authorized by the Committee. Each Option shall be exercisable during the Optionee's lifetime only by him or her or, during periods of legal disability, by his or her legal representative or, to the extent the Committee permits an assignment of an Option, by the assignee of the Optionee. No Option shall be subject to execution, set-off, attachment or similar process, other than by the Company. Following the Optionee's death, Options held by such Optionee, to the extent exercisable, may be exercised by the executors or administrators or legatees or distributees of such Optionee's estate.

                  8. ADJUSTMENTS. The Committee in its discretion, may make such adjustments in the Option Price and the number of shares covered by outstanding Options if such adjustments are required to prevent dilution or enlargement of the rights of the holders of such Options that would otherwise result from any reorganization. recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance or rights, or other change in the capital structure of the Company. The Committee, its discretion, also may make such adjustments in the aggregate number of shares that may be subject to the future grant of Options if such adjustments are appropriate to reflect any transaction or event described in the preceding sentence.





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                  9. RESTRICTIONS ON ISSUING SHARES. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary, or desirable as a condition of or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                  10. AMENDMENTS, SUSPENSION, AND TERMINATION OF PLAN. The Board may at any time suspend or terminate the Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options granted thereunder may conform to any changes in the law, or in any other respect which the Board may deem to be in the best interest of the Company, provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which shareholder approval is required of the Company by (a) Rule 16b-3, promulgated under the Exchange Act; (b) any rules for listed companies promulgated by any stock exchange on which the Company's stock is traded; or (c) any other applicable rule or law. Unless sooner terminated hereunder, the Plan shall terminate 10 years after the Effective Date. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination. of the Plan shall, without an Optionee's consent, impair or negate any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

                  11. TAX WITHHOLDING. The Committee may, in its sole discretion, (a) require an Optionee to remit to the Company a cash amount sufficient to satisfy, in whole or in part, any federal. state, provincial and local withholding tax requirements prior to the delivery of any certificate for shares pursuant to the exercise of an Option hereunder; (b) grant to an Optionee the right to satisfy, in whole or in part, any such withholding tax requirements by electing to require that the Company, upon any exercise of the Option, withhold from the shares of Common Stock issuable to the Optionee upon the exercise of the Option, that number of full shares of Common Stock having a fair market value equal to the amount or portion of the amount required to be withheld or (c) satisfy such withholding requirements through another lawful method, including through additional withholdings against the Optionee's other wages with the Company.

                  12. EFFECTIVE DATE OF PLAN. This Plan shall become effective on the date (the "Effective Date") on which it is adopted by the Board: provided, however, the Plan shall be null and void and no Options granted under the Plan shall be effective unless the Plan is approved within twelve (12) months of its adoption by the Board by a majority (or such other proportion as may be required by state law or the Articles of Incorporation of the Company) of




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the outstanding voting shares of stock of the Company, voted either in person or by proxy, at a duly held stockholders meeting. Any Optionee granted an Option prior to such approval at a duly held stockholders meeting shall have no rights to or interest in such Option until such approval has been given.

                  13. TERMINATION OF EMPLOYMENT. Except as otherwise provided in
Section 14 or as may otherwise be provided by the Committee, upon the termination of employment or other service of an Optionee with the Company, a Subsidiary, or a Parent for any reason, all Options held by such Optionee at the time of such termination shall immediately terminate and such Optionee shall have no further right to purchase shares of Common Stock pursuant to such Option; provided, however, that, unless such termination is by the Company for "Cause," all such Options, to the extent exercisable on the date of such termination, shall remain exercisable until the earlier of (a) the expiration date of such Option as fixed by the Committee pursuant to Section 7(b) and (b) the first anniversary of the date of such termination. For purposes of the foregoing, "Cause" shall mean (1) the Optionee's conviction for commission of a felony or other crime; (2) the commission by the Optionee of any act against the Company constituting willful misconduct, dishonesty, fraud, theft or embezzlement; (3) the Optionee's failure, inability or refusal to perform any of the material services, duties or responsibilities required of him by the Company, or to materially comply with the policies or procedures established from time to time by the Company, for any reason other than his illness or physical or mental incapacity; (4) the Optionee's dependence, as determined in good faith by the Company, on any addictive substance, including, but not limited to, alcohol or any illegal or narcotic drugs; (5) the destruction of or material damage to Company property caused by the Optionee's willful or grossly negligent conduct; and (6) the willful engaging by the Optionee in any other conduct which is demonstrably injurious to the Company or its subsidiaries, monetarily or otherwise. Determination of Cause shall be made by the Committee in its sole discretion. Notwithstanding the foregoing, if the Optionee is a party to an employment agreement with the Company, "Cause" with respect to such Optionee shall have the meaning set forth therein.

                  14. EXERCISE OF OPTION AFTER DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided by the Committee and notwithstanding anything in
Section 13 to the contrary, if an Optionee's termination of employment is by reason of the death, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or "Retirement"of such Optionee, all Options held by such Optionee at the time of such termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of (a) the expiration date of such Option as fixed by the Committee pursuant to Section 7(b) and (b) the 3rd anniversary of the date of such termination. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the foregoing, "Retirement" shall mean the Optionee's termination of employment or other service from the Company or a Subsidiary after attainment of age 55 and





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completion of at least 6 years of service with the Company or a Subsidiary. For purposes of the preceding sentence, employment or other service with an entity prior to its becoming a Subsidiary or after its ceasing to be a Subsidiary shall be disregarded.

                  15. APPLICABLE PLAN. All Options granted by the Company pursuant to the Prior Plan shall be governed by the terms and conditions of the Prior Plan and shall be unaffected by the terms and conditions of this Plan.

                  16. CHANGE IN CONTROL. Should Michael G. DeGroote, MGD Holdings Ltd. or any other entity, holding the common voting shares of the Company on his behalf (collectively referred to as "MGD") lose control of the Company, as decided by the Board in good faith, and if the Participant within two (2) years of the date of that event be dismissed, otherwise than for cause, death or disability, then all rights of the Participant to purchase shares under the Plan, granted but unvested will vest immediately and the prescribed time limits for exercise will run from such vesting. MGD will be deemed to have lost control of the Company should MGD's effective holdings of the Company voting shares drop below twenty percent (20%) of the outstanding voting shares.

                  17. DISTRIBUTION. Pursuant to that certain Employee Benefits Agreement dated as of February 14, 1995 between the Company and Republic Environmental Systems, Inc. ("RESI"), Options (hereinafter referred to as "Affected Options") granted pursuant to the Plan on or before the record date (the "Distribution Record Date"), as determined by the Board, for the distribution by the Company to the Company's stockholders of all of its stock in RESI (such distribution being hereinafter referred to as the "Distribution" and the date of the Distribution being hereinafter referred to as the "Distribution Date"), were adjusted, effective as of the. Distribution Date, such that (i) the Option Price of each Affected Option or such portion thereof was adjusted by multiplying said Option Price by a fraction, the numerator of which is the Trading Price Per Share (as hereinafter defined) of the Common Stock and the denominator of which is the sum of the Trading Price Per Share of the Common Stock and 0.2 times the Trading Price Per Share of the common stock of RESI (for this purpose, the "Trading Price Per Share" of the Common Stock or the common stock of RESI, as the case may be, shall be the closing price of such security as reported on the National Association of Securities Dealers Automated Quotation Market on the Distribution Date), (ii) no Affected Option shall be terminated pursuant to Paragraph 13 of the Plan for the reason that the Optionee holding such Option is no longer an employee of the Company or of any Subsidiary or Parent, provided that the Optionee remains an employee of RESI or any subsidiary or parent of RESI and the Optionee shall be treated for all purposes of said Paragraph 13 as if the Optionee instead had been employed by the Company and (iii) an Affected Option shall continue to vest even though the Optionee holding such Option is no longer an employee of the Company or of any Subsidiary or Parent, provided that the Optionee remains an employee of RESI or of any subsidiary or parent of RESI.


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